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                                                                    Exhibit 24.1


                              DIRECTOR AND OFFICERS
                          OF NATIONAL PROCESSING, INC.
                       REGISTRATION STATEMENT ON FORM 10-K

                                POWER OF ATTORNEY

         The undersigned Directors of National Processing, Inc., an Ohio corporation (the "Corporation"), which anticipates filing a Form 10-K annual report pursuant to Section 13 of the Securities and Exchange Commission Act of 1934 for the Corporation's fiscal year ended December 31, 2001, with the Securities and Exchange Commission hereby constitute and appoint David L. Zoeller, Carlton E. Langer, David E. Fountain and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for each of us and in our names, in the capacity indicated below, said Form 10-K, and any and all amendments and exhibits thereto, or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as I could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         EXECUTED this 15th day of February, 2002.


 /s/ Paul G. Clark                          Chairman and Director
-----------------------------------
Paul G. Clark


------------------------------------        Director
Aureliano Gonzalez-Baz


 /s/ Jeffrey P. Gotschall                   Director
-----------------------------------
Jeffrey P. Gotschall


 /s/ Jon. L. Gorney                         Director
-----------------------------------
Jon L.Gorney


 /s/ Preston B. Heller                      Director
-----------------------------------
Preston B. Heller


 /s/ Jeffrey D. Kelly                       Director
-----------------------------------
Jeffrey D. Kelly



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 /s/ J. Armando Ramirez                     Director
-----------------------------------
J. Armando Ramirez


 /s/ Robert G. Siefers                      Director
-----------------------------------
Robert G. Siefers


-----------------------------------         President, Chief Executive Officer
Thomas A. Wimsett                           and Director